                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): September 13, 2002





                             McDONALD'S CORPORATION
             (Exact name of Registrant as specified in its Charter)



         Delaware                      1-5231                   36-2361282
(State of Incorporation)      (Commission File No.)            (IRS Employer
                                                             Identification No.)



                              One McDonald's Plaza
                            Oak Brook, Illinois 60523
                                 (630) 623-3000
            (Address and Phone Number of Principal Executive Offices)

Item 5.  Other Events
---------------------
On September 13, 2002, McDonald's Corporation (the "Company") issued a press release announcing its comprehensive U.S. business plan was overwhelmingly approved by McDonald's Owner/Operators. The press release is filed hereto as
Exhibit 99.1 and incorporated herein by reference.

     On September 17, 2002, McDonald's Corporation issued a press release announcing the Company's third quarter 2002 update. The press release is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------
(c)     Exhibit:

        (99.1) Press Release dated September 13, 2002 - Comprehensive U.S.
               Business Plan Overwhelmingly Approved by McDonald's
               Owner/Operators

        (99.2) Press Release dated September 17, 2002 - McDonald's Third
               Quarter 2002 Update



                                       SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       McDONALD'S CORPORATION

                                       (Registrant)



Date:   September 19, 2002             By:  /s/ Matthew H. Paull
                                            ---------------------------------
                                            Matthew H. Paull
                                            Corporate Executive Vice President
                                            and Chief Financial Officer

                                  Exhibit Index

Exhibit No.
----------

99.1     News Release of McDonald's Corporation issued September 13, 2002:
         Comprehensive U.S. Business Plan Overwhelmingly Approved by McDonald's Owner/Operators

99.2     News Release of McDonald's Corporation issued September 17, 2002:
         McDonald's Third Quarter 2002 Update






                                       3